UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)       June 14, 2005
                                                       -------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         1-13703                                          13-3995059
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(Commission File Number)                       (IRS Employer Identification No.)


       11501 Northeast Expressway
         Oklahoma City, Oklahoma                                     73131
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(Address of Principal Executive Offices)                          (Zip Code)


                                 (405) 475-2500
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

           This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

           On June 14, 2005, a news release was issued updating previously issued guidance on the expected attendance and financial performance of Six Flags, Inc. for 2005. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Six Flags' Quarterly Report on Form 10-Q for the period ended June 30, 2005. A copy of the press release relating to such announcement, dated June 14, 2005, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits.

(c)      Exhibits

          99.1          Press Release of Six Flags, Inc., dated June 14, 2005.
















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
                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SIX FLAGS, INC.

                                  By: /s/ James F. Dannhauser
                                      ------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer


Date: June 14, 2005




















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
                                  EXHIBIT INDEX

Exhibit No.               Description
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99.1                      Press Release, dated June 14, 2005.

























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